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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-92165) pertaining to the CoStar Group, Inc. 1998 Stock Incentive Plan of our report dated March 1, 2000, with respect to the consolidated financial statements of CoStar Group, Inc. included in the Annual Report on Form 10-K for the year ended December 31, 1999.

                                                           /s/ Ernst & Young LLP

McLean, Virginia
March 27, 2000